SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

[X]    Filed by the Registrant
[ ]    Filed by a Party other than the Registrant

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[X]    Soliciting Material Under Rule 14a-12

                                  MIKASA, INC.
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                (Name of Registrant as Specified In its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies: common stock, $.01 par value per share
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(2)  Aggregate number of securities to which transaction applies:
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)  Proposed maximum aggregate value of transaction:
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(5)  Total fee paid:
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[ ]  Fee paid previously with preliminary materials:
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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(1)  Amount Previously Paid:    $49,022
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(2)  Form, Schedule or Registration Statement No.:  Schedule 14A
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(3)      Filing Party:   Mikasa, Inc.
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(4)      Date Filed:     October 5, 2000
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

         On October 27, 2000, Mikasa, Inc. ("Mikasa") issued a press release (the "Press Release") regarding its financial performance and certain other matters.

         The Press Release referred to the safe harbor for forward-looking information contained in the Private Securities Litigation Reform Act of 1995 (the "Act"). However, under an interpretation of the Act, because of the pending acquisition of Mikasa by J.G. Durand Industries, S.A. and certain members of the management of Mikasa, the Act's safe harbor for forward-looking information may not be applicable to information contained in the Press Release.

         Mikasa stockholders are advised to read the proxy statement regarding the proposed transaction with J.G. Durand Industries, S.A. when it becomes available because it will contain important information. Mikasa stockholders will be able to obtain a free copy of the proxy statement (once available) and other related documents filed by Mikasa at the Security and Exchange Commission's website www.sec.gov. The proxy statement and the related documents may also be obtained from Mikasa, Inc., One Mikasa Drive, Secaucus, New Jersey 07096 attention: Investor Relations. Mikasa, its directors and executive officers and certain other persons may be deemed to be "participants" in the solicitation of proxies in connection with the proposed transaction. Information regarding the participants is also available on a Schedule 14A filed by Mikasa with the Securities and Exchange Commission.